UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   September 20, 2004
                                                        ------------------------

                            VON HOFFMANN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          333-90992                                     43-0633003
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    (Commission File Number)                  (IRS Employer Identification No.)

          1000 CAMERA AVENUE
          ST. LOUIS, MISSOURI                                  63126
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (314) 966-0909
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

                On September 20, 2004, Von Hoffmann Corporation issued a press release announcing it has determined the price for its tender offer and consent solicitation launched on August 19, 2004. The press release is filed herewith as
Exhibit 99.1.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Not applicable
        (b)     Not applicable
        (c)     Exhibits
                99.1     Press Release dated September 20, 2004.










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
                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 2004




                                       VON HOFFMANN CORPORATION





                                       By:   /s/ Gary C. Wetzel
                                            ------------------------------------
                                             Name:   Gary C. Wetzel
                                             Title:  Chief Financial Officer




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
                                  EXHIBIT INDEX

           Exhibit No.                   Exhibit
           -----------                   -------

             99.1            Press Release dated September 20, 2004.











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